SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST REPORTED EVENT - June 11, 2001

                          INTEGRATED ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                  #0-13895            IRS#34-1444240
           --------                 -----------          --------------
(State or other jurisdiction of     (Commission           (IRS Employer
incorporation or organization)      File Number)       Identification Number)

                               761 Parkview Drive
                               Aurora, Ohio 44202
              (Address of Registrant's principal executive offices)

                                 (330) 995-0051
              (Registrant's telephone number, including area code)

                                 (330) 562-1669
              (Registrant's facsimile number, including area code)

                      Accelerated Learning Languages, Inc.
                          3900 Paradise Road/Suite 227
                             Las Vegas, Nevada 89109
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     The  Corporation's   name  has  been  changed  from  Accelerated   Learning
Languages, Inc. to Integrated Enterprises, Inc. effective June 11, 2001. The Corporation, according to its newly appointed president Roger A. Kimmel, Jr., shall pursue the Board of Directors' goal to merge Integrated Enterprises, Inc. with a profitable growth company, while concurrently therewith seeking qualified individuals willing to serve on the Board of Directors of Integrated Enterprises, Inc.

     In addition to this name change and a reverse stock split of its common stock one (1) new common share for each ten (10) old common shares of stock with a par value of $0.0001 per share, the Corporation wishes to report the following additional matters. Integrated Enterprises, Inc. has decided to change its mailing address. Formerly, mail was addressed to the corporate office at 3900 Paradise Road, Suite 227, Las Vegas, Nevada 89109. Henceforth, the Company's mail should be sent to 761 Parkview Drive, Aurora, Ohio 44202. The Company would also like to report the following new phone numbers. For voice, the number is
(330) 995-0051. For facsimile, the number is (330) 562-1669.

ITEM 7. Financial Statements and Exhibits

       Exhibits.

       Certificate of Amendment of Certificate of Incorporation of Accelerated Learning Languages, Inc.


                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Integrated Enterprises, Inc.
July 1, 2001


By:      /s/  Roger A. Kimmel, Jr.,
         ------------------------
              Roger A. Kimmel, Jr.,
              President

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                       ACCELERATED LEARNING LANGUAGES, INC.
                                                   ------------

         ACCELERATED LEARNING LANGUAGES, INC., a Corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST:   That the Board of Directors of said  corporation,  at a
meeting duly  convened and held,  adopted the following resolution:

         RESOLVED that the Board of Directors hereby declares it advisable and in the best interest of the Company that Article FIRST of the Certificate of Incorporation be amended to read as follows:

         FIRST:            The name of this corporation shall be:

         ARTICLE  ONE  SHOULD  READ  AS  FOLLOWS:

         THE  NAME  OF  THE  CORPORATION  SHALL BE:

         INTEGRATED  ENTERPRISES,  INC.

         SECOND: That the said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote by written consent given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware

         THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by Roger A. Kimmel, Jr., President, this 11th day of June, 2001.



                                                     /s/ Roger A. Kimmel, Jr
                                                     ------------------------
                                                         Roger A. Kimmel, Jr
                                                         Authorized Officer